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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                September 8, 2004

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                             VA Software Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      000-28369                77-0399299
          --------                      ---------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                          (510) 687-7000 (Registrant's
                     telephone number, including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01.  Entry into a Material Definitive Agreement

         On September 8, 2004, the Registrant's Compensation Committee approved the Fiscal Year 2005 Named Executive Officer Bonus Policy and Plan (the "Named Executive Officer Plan"), which is attached hereto as Exhibit 10.1. The Named Executive Officer Plan establishes the criteria, allocations, methodologies and metrics for the payment of semi-annual bonuses, if any, to the Registrant's named executive officers.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
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10.1           Fiscal Year 2005 Named Executive Officer Bonus Policy and Plan





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VA SOFTWARE CORPORATION
                                      a Delaware corporation

                                   By:/s/ Kathleen R. McElwee
                                      ------------------------------------------
                                      Kathleen R. McElwee
                                      Vice President and Chief Financial Officer

Date:  September 14, 2004



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                                  EXHIBIT INDEX

Exhibit No.    Description
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10.1           Fiscal Year 2005 Named Executive Officer Bonus Policy and Plan